UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2008

PERFORMANCE HEALTH TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52647	841474432
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

427 Riverview Plaza, Trenton, NJ	08611
(Address of Principal Executive Offices)	(Zip Code)

Our telephone number, including area code:      (609) 656-0800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01	Other Events.

On August 12, 2008, Performance Health Technologies, Inc. issued a press release announcing that trading of its common stock on the OTC Bulletin Board under the symbol “PFMH” has begun.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated August 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2008
PERFORMANCE HEALTH TECHNOLOGIES, INC. (Registrant)

By:	/s/ Robert D. Prunetti
Robert D. Prunetti
Chief Executive Officer